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                                  Exhibit 24
                                  ----------
                               Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below on this Registration Statement hereby constitutes and appoints Joseph Coors, Jr. and John K. Coors and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities (until revoked in writing), to sign any and all amendments (including post-effective amendments thereto) to this Form S-8 Registration Statement of CoorsTek, Inc. and to file the same, with all Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of February, 2000.

Signature                                      Title
---------                                      -----

/s/ Joseph Coors, Jr.          Chairman and Chief Executive Officer and Director
---------------------------
Joseph Coors, Jr.

/s/ John K. Coors              President and Director
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John K. Coors

/s/ Joseph G. Warren, Jr.      Chief Financial Officer
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Joseph G. Warren, Jr.

/s/ David A. Coulter           Director
---------------------------
David A. Coulter

/s/ John E. Glancy             Director
---------------------------
John E. Glancy

/s/ John Markle, III           Director
---------------------------
John Markle, III

/s/ Donald E. Miller           Director
---------------------------
Donald E. Miller

/s/ Kimberly S. Patmore        Director
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Kimberly S. Patmore




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/s/ Robert L. Smialek         Director
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Robert L. Smialek